Exhibit 99.1

EON Resources Inc. Announces

Postponement of Annual Meeting of Stockholders Until December 10, 2024

HOUSTON, TX / November 22, 2024 / EON Resources Inc. (NYSE American: EONR) (“EON” or the “Company”) is an independent upstream energy company with oil and gas properties in the Permian Basin. Today, the Company announced that it anticipates that it will not have a sufficient number of shares of the Company’s common stock present in person or represented by proxy at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), scheduled for Monday, November 25, 2024 at 2:30 p.m. Eastern Time, to constitute a quorum. The majority of the votes currently received are in favor of all proposals. The Company has decided to postpone the Annual Meeting to 2:30 p.m. Eastern Time on December 10, 2024. The Annual Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/eonr/2024.

The close of business on November 7, 2024 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2024 (the “Proxy Statement”), which is available free of charge on the SEC’s website at www.sec.gov, and on the Company’s website at https://www.eon-r.com/investor-relations.

The Company will continue to solicit votes from its stockholders with respect to the proposal set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so before December 9, 2024 at 11:59 p.m., Eastern Time. Your vote is important regardless of how many shares you own. Voting as soon as possible will help us save on the costs associated with the Annual Meeting.

About EON Resources Inc.

EON is an independent upstream energy company focused on maximizing total returns to its shareholders through the development of onshore oil and natural gas properties in the United States. EON’s long-term goal is to maximize total shareholder value from a diversified portfolio of long-life oil and natural gas properties built through acquisition and through selective development, production enhancement, and other exploitation efforts on its oil and natural gas properties.

EON’s Class A Common Stock trades on the NYSE American (NYSE American: EONR) and its public warrants trade on the NYSE American (NYSE American: EONR WS). For more information on EON, please visit the Company’s website: https://eon-r.com/

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “seeks,” “may,” “might,” “plan,” “possible,” “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect the Company’s management’s current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Important factors - including the availability of funds, the results of financing efforts and the risks relating to our business - that could cause actual results to differ materially from the Company’s expectations are disclosed in the Company’s documents filed from time to time on EDGAR (see www.edgar-online.com) and with the Securities and Exchange Commission (see www.sec.gov). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Relations

Michael J. Porter, President

PORTER, LEVAY & ROSE, INC.

mike@plrinvest.com